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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K/A

                                AMENDMENT NO. 1

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported): October 18, 1996



                          NOVATEK INTERNATIONAL, INC.
            (Exact Name of Registrant as Specified in its Charter)



                                   COLORADO
                (State or Other Jurisdiction of Incorporation)



            0-22096                                     84-1074891
     (Commission File No.)                 (I.R.S. Employer Identification No.)



8990-H Oakland Center, Route 108, Columbia, Maryland           12045
          (Address of Principal Executive Offices)           (Zip Code)



                                (410) 964-2457
             (Registrant's Telephone Number, Including Area Code)

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:   October 25, 1996                 NOVATEK INTERNATIONAL, INC.
        ----------------


                                    By:  /s/ Anthony K. Sebro
                                         ----------------------------
                                         Anthony K. Sebro, Secretary,
                                         Treasurer